                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2006
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                        0-19907                 48-1109495
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

        224 East Douglas, Suite 700, Wichita, KS                        67202
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        (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

         On June 14, 2006, Lone Star Steakhouse & Saloon, Inc. (the "Company")
issued a press release announcing that the Board of Directors had declared the
Company's quarterly cash dividend of $.205 per share. The press release is being filed as an exhibit to this Form 8-K.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.                Exhibits
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            99.1                    Press Release dated June 14, 2006

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LONE STAR STEAKHOUSE & SALOON, INC.

Dated: June 15, 2006                         By: /s/ John D. White
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                                                 Name:  John D. White
                                                 Title: Executive Vice President